UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

Tyson Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or other jurisdiction)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant's principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 10, 2008, Tyson Foods, Inc. (the “Company”) entered into a fifth amendment (the “Amendment”) to its Five-Year Revolving Credit Agreement, dated as of September 28, 2005, as previously amended (the “Credit Agreement”), with the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, Merrill Lynch Bank USA, as syndication agent, Suntrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branch and BNP Paribas, as documentation agents, and CoBank, ACB and U.S. AgBank, FCB, as co-documentation agents. The Company expects the Amendment to become effective prior to the end of the current fiscal year.

The Amendment modifies certain covenants of the Credit Agreement to, among other things, provide for the upcoming sale of the Company’s Canadian beef processing operations and the Company’s recently announced securities offerings. In addition, the Company agreed to include as part of the Amendment the requirement that certain of the Company's material subsidiaries provide guarantees and that the Company and certain of its subsidiaries pledge certain of their assets to secure the Company's performance under the Credit Agreement. Prior to the Amendment, the Company's obligations under the Credit Agreement were guaranteed by Tyson Fresh Meats, Inc. (“TFM”), the Company's largest subsidiary, but were not otherwise guaranteed or secured.

The assets pledged by TFM and its subsidiaries under the Credit Agreement will also be pledged to secure TFM and the Company’s obligations under TFM’s outstanding 7.125% Notes due 2026 and 7.95% Notes due 2010 in accordance with the requirements of the indenture governing such notes.

A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The above description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits

Exhibit

Number

10.1

Amendment No. 5, dated as of September 10, 2008, to the Company's Five-Year Revolving Credit Agreement, dated as of September 28, 2005, as amended, with the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branch and BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

By:	/s/ Dennis Leatherby
Name:	Dennis Leatherby
Title:	Executive Vice President and Chief Financial Officer

Date:	September 12, 2008

Tyson Foods, Inc.

Current Report on Form 8-K

Dated September 12, 2008

EXHIBIT INDEX

Exhibit
Number	Description

10.1

Amendment No. 5, dated as of September 10, 2008, to the Company's Five-Year Revolving Credit Agreement, dated as of September 28, 2005, as amended, with the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branch and BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents.